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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 18, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-50414               52-2208264
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 (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)        Identification No.)

 20425 Seneca Meadows Parkway, Germantown, Maryland                20876
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     (Address of Principal Executive Offices)                   (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On August 19, 2005, the Company received the resignation of Elizabeth Czerepak, effective August 18, 2005, as a member of its Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit      Description
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          99.1         Press Release issued August 22, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION


Date: August 22, 2005                        By: /s/ Steven A. Shallcross
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                                                 Steven A. Shallcross
                                                 Senior Vice President and
                                                 Chief Financial Officer